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                                                                   Exhibit 10.44

                  FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT
                           (CASTLE BRANDS [USA] CORP.)

          THIS FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT (this "AMENDMENT"), dated effective as of August 15, 2005, between CASTLE BRANDS [USA] CORP., a New York corporation, having an office at 570 Lexington Avenue, 29th Floor, New York, NY 10022 (together with its successors and/or assigns, "DEBTOR") and JPMORGAN CHASE BANK, a New York corporation,, having an address at 700 Lavaca, 2nd Floor, Austin, TX 78701 (together with its successors and assigns, "TRUSTEE").

                                   WITNESSETH:

          WHEREAS, Debtor and the Trustee, joined by the Collateral Agent, have heretofore entered into a Trust Indenture dated as June 1, 2004 (the "ORIGINAL INDENTURE") authorizing the issuance of up to Five Million Dollars ($5,000,000) of the Issuer's 8% Senior Secured Notes, Series 2004, due May 31, 2007 (the "ORIGINAL NOTES");

          WHEREAS, Debtor has heretofore issued Four Million Six Hundred Sixty Thousand Dollars ($4,660,000) of Original Notes;

          WHEREAS, Debtor desires to amend the terms of the Original Notes (i) to extend the maturity date from May 31, 2007 to May 31, 2009, and (ii) to increase the interest rate payable on the Original Notes from eight percent (8%) to nine percent (9%) (hereinafter referred to as the "AMENDED NOTES");

          WHEREAS, Debtor desires to amend the terms of the Original Indenture
(i) to authorize a maximum of Ten Million Dollars ($10,000,000) of Amended Notes to be issued thereunder (inclusive of the $4,660,000 of outstanding Original Notes being amended hereby) and (ii) to amend and restate the Original Indenture to conform to the terms of the Amended Notes;

          WHEREAS, Debtor's obligations under the Original Notes are secured by, among other things, a General Security Agreement executed by Debtor and dated as of June 1, 2004 (as may be further amended, supplemented, modified, restated, renewed or extended from time to time, the "SECURITY AGREEMENT"), covering certain Alcoholic Beverages, Receivables, Inventory and other assets of Debtor, as more particularly described and as such terms are defined therein;

          WHEREAS, Debtor and Trustee desire to make certain modifications to the Security Agreement in connection with the issuance of the Amended Notes; and

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby covenant, agree, represent and warrant that the Security Agreement is hereby amended as follows:

          1. AMENDMENT: The definition of "OBLIGATIONS" of the Security Agreement is hereby deleted in its entirety and replaced with the following:


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          "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Debtor under the Trust Indenture, as amended, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement the other Secured Notes Documents, the Amended Notes, or under any agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, reasonable attorneys' fees and expenses, and any other sum chargeable to Debtor under this Security Agreement, the other Secured Notes Documents or the Trust Indenture, as amended.

          2. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Security Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof.

          3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, will be deemed an original and all of which taken together, will be deemed to be one and the same instrument.

          4. DEFINITIONS. All references herein or in the Secured Notes Documents to the Security Agreement shall be deemed to include the Security Agreement, as modified by this Amendment. Terms used but not otherwise defined herein shall have the meaning set forth in the Security Agreement.

          5. SUCCESSORS AND ASSIGNS. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns.

          6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.


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                                        DEBTOR:

                                        CASTLE BRANDS [USA] CORP., a
                                        Delaware corporation


                                        By: /s/ Mark E. Andrews
                                            ------------------------------------
                                        Name: Mark E. Andrews
                                        Title: Chairman & CEO


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                                        TRUSTEE:

                                        JPMORGAN CHASE BANK., a New York
                                        corporation


                                        By: /s/ Carol Logan
                                            ------------------------------------
                                        Name: Carol Logan
                                        Title: Vice President


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